UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  Febriaru 27, 2007
(Date of earliest event reported)


                      Banc of America Mortgage 2007-1 Trust
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                         (Exact name of issuing entity)

                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                      Banc of America, National Association
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               (Exact name of sponsor as specified in its charter)

       New York                333-132249-12        Appled For
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(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation         File Number          Identification No.
       of Depositor)           of Issuing Entity)   of Depositor)

214 North Tryon Street, Charlotte, North Carolina                     28255
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(Address of principal executive offices of depositor)                 (Zip Code)

Depositor's telephone number, including area code (704)   387-8239

            201 North Tryon Street, Charlotte, North Carolina, 28255
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Depositor under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 27, 2007 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Mortgage 2007-1 Trust, Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates"), issued on February 27, 2007, including (i) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-17, Class 1-A-18,
Class 1-A-19, Class 1-A-20, Class 1-A-21, Class 1-A-22, Class 1-A-23, Class 1-A-24, Class 1-A-25, Class 1-A-26, Class 1-A-27, Class 1-A-28, Class 1-A-29,
Class 1-A-30, Class 1-A-31, Class 1-A-32, Class 1-A-R, Class 1-IO, Class 1-PO, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-18, Class 2-A-19, Class 2-A-20, Class 2-A-21, Class 2-A-22, Class 2-A-23,
Class 2-A-24, Class 2-A-25, Class 2-A-26, Class 2-IO, Class 2-PO, Class 1-M, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-M, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates (the "Public Certificates"), having an aggregate initial class certificate balance of $1,022,186,548 and (ii) the Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates (the "Private Certificates"), having an aggregate initial class certificate balance of $5,137,834.


            The Public Certificates were sold to Banc of America Securities LLC (the "Underwriter"), pursuant to an underwriting agreement, dated February 26, 2007 (the "Underwriting Agreement"), among the Company, Bank of America, National Association and the Underwriter. A copy of the Underwriting Agreement is attached as Exhibit 1.1.


            The Private Certificates were sold to Banc of America Securities LLC on February 27, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Bank of America, National Association.


            The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated February 27, 2007 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.


            Wells Fargo Bank, N.A., as trustee, on behalf of the Banc of America Mortgage 2007-1 Trust, entered into two separate yield maintenance agreements with Bank of America, National Association, as counterparty, for the benefit of the holders of the Class 1-A-18 and Class 2-A-11 Certificates, respectively. Copies of the Class 1-A-18 Yield Maintenance Agreement and the Class 2-A-11 Yield Maintenance Agreement are attached as Exhibits 10.1 and 10.2, respectively.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------------                      -----------
      (1.1)                            Underwriting Agreement, dated February
                                       26, 2007, among the Company, Bank of
                                       America, National Association and the
                                       Underwriter.

      (4.1) Pooling and Servicing Agreement, dated February 27, 2007, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated February 27, 2007, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

      (10.1) Yield Maintenance Agreement, dated February 2, 2007, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2007-1 Trust, and Bank of America, National Association, as counterparty.

      (10.2) Yield Maintenance Agreement, dated February 8, 2007, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2007-1 Trust, and Bank of America, National Association, as counterparty.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.

February 27, 2007

                                       By: /s/ Judy Lowman
                                          --------------------------------------
                                          Name:   Judy Lowman
                                          Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                              Description
-----------                              -----------

  (1.1) Underwriting Agreement, dated February 26, 2007, among the Company, Bank of America, National Association and the Underwriter.

  (4.1) Pooling and Servicing Agreement, dated February 27, 2007, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

  (4.2) Mortgage Loan Purchase Agreement, dated February 27, 2007, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

  (10.1) Yield Maintenance Agreement, dated February 2, 2007, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2007-1 Trust, and Bank of America, National Association, as counterparty.

  (10.2) Yield Maintenance Agreement, dated February 8, 2007, between Wells Fargo Bank, N.A., as trustee, on behalf of Banc of America Mortgage 2007-1 Trust, and Bank of America, National Association, as counterparty.